   As filed with the Securities and Exchange Commission on September 29, 1999.

                                                       Registration No. 333-____

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                                 S3 INCORPORATED

             (Exact name of registrant as specified in its charter)

               Delaware                                 77-0204341
    ______________________________            ______________________________
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)

    2841 Mission College Boulevard
        Santa Clara, California                            95054
    ______________________________            ______________________________
         (Address of Principal                          (Zip Code)
          Executive Offices)

          The Diamond Multimedia Systems, Inc. 1992 Stock Option Plan,
          The Diamond Multimedia Systems, Inc. 1994 Stock Option Plan,
         The Diamond Multimedia Systems, Inc. 1995 Director Option Plan,
     The Diamond Multimedia Systems, Inc. 1995 Employee Stock Purchase Plan
  The Diamond Multimedia Systems, Inc. 1998 Nonstatutory Stock Option Plan, and
           The Diamond Multimedia Systems, Inc. 1998 Stock Option Plan
               __________________________________________________
                            (Full title of the plan)


                                                         Copy to:
         KENNETH F. POTASHNER                       JORGE A. DEL CALVO
 President and Chief Executive Officer               KAREN A. DEMPSEY
            S3 Incorporated                    Pillsbury Madison & Sutro LLP
    2801 Mission College Boulevard                     P.O. Box 7880
     Santa Clara, California 95052                San Francisco, CA 94120
           (408) 980-5400                             (415) 983-1000
    ______________________________            ______________________________
     (Name, address and telephone
     number, including area code,
         of agent for service)


                         CALCULATION OF REGISTRATION FEE


_______________________________________________________________________________________________________________________________

     Title of                      Amount                 Proposed Maximum              Proposed                    Amount of
   Securities To                    To Be                  Offering Price           Maximum Aggregate             Registration
   Be Registered                 Registered                 per Share(1)            Offering Price(1)                  Fee
________________________________________________________________________________________________________________________________

Common Stock (1)                  6,871,070                     $9.25                  $63,557,397                 $17,668.96

________________________________________________________________________________________________________________________________

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices as reported on the Nasdaq National Market on September 24, 1999.

(2) Associated with the Common Stock are preferred stock purchase rights that will not be exercisable or be evidenced separately from the Common Stock prior to the occurrence of certain events.
                                _________________

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

________________________________________________________________________________________________________________________________

This Registration Statement on Form S-8 is filed by S3 Incorporated (the "Registrant") and relates to the 6,871,070 shares of its common stock, par value $.0001 per share issuable pursuant to the Diamond Multimedia Systems, Inc. ("Diamond Multimedia") 1992 Stock Option Plan, 1994 Stock Option Plan, 1995 Director Option Plan, 1995 Employee Stock Purchase Plan, 1998 Nonstatutory Stock Option Plan and 1998 Stock Option Plan. These Plans were assumed by the Registrant in connection with the Agreement and Plan of Merger, dated June 22, 1999, as amended, between the Registrant, Diamond Multimedia and a wholly owned subsidiary of the Registrant, pursuant to which Diamond Multimedia became a wholly owned subsidiary of the Registrant.


          PART I: INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS



Item 1.  Plan Information.*


Item 2.  Registrant Information and Employee Plan Annual Information.*


* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.


           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

     The following documents previously filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     (2) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1999;

     (3) The Registrant's Current Report on Form 8-K dated June 25, 1999;

     (4) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A filed on January 21, 1993, as amended by the Registration Statement on Form 8-A/A filed on September 28, 1999; and

     (5) The description of the Registrant's Series A Participating Preferred Stock Purchase Rights contained in the Registrant's Registration Statement on From 8-A filed on May 20, 1997, as amended by the Registration Statement on Form 8-A/A filed on September 28, 1999.

     In addition, all documents subsequently filed by the Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

     Not Applicable.

Item 5.  Interests of Named Experts and Counsel.

     A partner of Pillsbury Madison & Sutro LLP holds an option to purchase 16,000 shares of the Registrant's common stock. Pillsbury Madison & Sutro LLP will pass upon certain legal matters with respect to the validity of the Registrant's common stock.


Item 6.  Indemnification of Directors and Officers.

     Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Article VII of the Registrant's Restated Certificate of Incorporation and Article V of the Registrant's Bylaws provide for indemnification of the Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the General Corporation Law of the State of Delaware. The Registrant has also entered into agreements with its directors and officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law.


Item 7.  Exemption from Registration Claimed.

     Not Applicable.


Item 8.  Exhibits

Exhibit
- -------
Number                              Exhibit
- ------                              -------

5.1     Opinion regarding legality of securities to be offered.

23.1    Consent of Ernst & Young LLP, Independent Auditors.

23.2    Consent of Deloitte & Touche LLP, Independent Auditors.

23.3    Consent of PricewaterhouseCoopers, Independent Auditors.

23.4    Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

99.1    Diamond Multimedia Systems, Inc. 1992 Stock Option Plan (1).

99.2    Diamond Multimedia Systems, Inc. 1994 Stock Option Plan (2).

99.3    Diamond Multimedia Systems, Inc. 1995 Director Option Plan (3).

99.4    Diamond Multimedia Systems, Inc. 1998 Nonstatutory Stock Option
        Plan (4).

99.5    Diamond Multimedia Systems, Inc. 1998 Stock Option Plan (5).

99.6    Diamond Multimedia Systems, Inc. 1995 Employee Stock Purchase Plan. (6)

_________________

(1) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-49151) filed on April 1, 1998.

(2) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-08351) filed on July 18, 1996.

(3) Incorporated by reference to Exhibit 10.3 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-85765) filed on August 23, 1999.

(4) Incorporated by reference to Exhibit 10.1 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-85765) filed on August 23, 1999.

(5) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-61147) filed on August 11, 1998.

(6) Incorporated by reference to Exhibit 10.1 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-61147) filed on August 11, 1998.

Item 9.  Undertakings.
- -------  -------------

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifi-cation is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on September 28, 1999.

                                         S3 INCORPORATED



                                         By   /s/  KENNETH F. POTASHNER
                                             -----------------------------------
                                                Kenneth F. Potashner
                                                     President and
                                              Chief Executive Officer
                                              (Pricipal Executive Officer)


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth F. Potashner and Walter D. Amaral, and each of them his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         Name                                    Title                               Date
         ----                                    -----                               ----



    /S/  KENNETH F. POTASHNER       President and Chief Executive Officer      September 28,1999
    -------------------------         (Principal Executive Officer) and
     Kenneth F. Potashner                    Chairman of the Board



      /S/  WALTER D. AMARAL            Senior Vice President and Chief         September 28,1999
    -------------------------     Financial Officer (Principal Financial
       Walter D. Amaral                   and Accounting Officer)



    -------------------------                     Director                     September __,1999
         Terry N. Holdt





    /S/  WILLIAM J. SCHOEDER                      Director                     September 28,1999
    -------------------------
         William J. Schroeder


                                                  Director                     September __,1999
    -------------------------

            Gregorio Reyes



     /S/  JAMES T. SCHRAITH                       Director                     September 24,1999
    -------------------------

          James T. Schraith



     /S/  CARMELO J. SANTORO                      Director                     September 28,1999
    -------------------------
          Carmelo J. Santoro



       /S/  ROBERT P. LEE                        Director                     September 28, 1999
    -------------------------
             Robert P. Lee

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
- -------
Number                              Exhibit
- ------                              -------


5.1    Opinion regarding legality of securities to be offered.

23.1   Consent of Ernst & Young LLP, Independent Auditors.

23.2   Consent of Deloitte & Touche LLP, Independent Auditors.

23.3   Consent of PricewaterhouseCoopers, Independent Auditors.

23.4   Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

99.1   Diamond Multimedia Systems, Inc. 1992 Stock Option Plan (1).

99.2   Diamond Multimedia Systems, Inc. 1994 Stock Option Plan (2).

99.3   Diamond Multimedia Systems, Inc. 1995 Director Option Plan (3).

99.4   Diamond Multimedia Systems, Inc. 1998 Nonstatutory Stock Option Plan (4).

99.5   Diamond Multimedia Systems, Inc. 1998 Stock Option Plan (5).

99.6   Diamond Multimedia Systems, Inc. 1995 Employee Stock Purchase Plan. (6)

_________________

(1) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-49151) filed on April 1, 1998.

(2) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-08351) filed on July 18, 1996.

(3) Incorporated by reference to Exhibit 10.3 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-85765) filed on August 23, 1999.

(4) Incorporated by reference to Exhibit 10.1 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-85765) filed on August 23, 1999.

(5) Incorporated by reference to Exhibit 10.4 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-61147) filed on August 11, 1998.

(6) Incorporated by reference to Exhibit 10.1 of the Diamond Multimedia Systems, Inc. Registration Statement on Form S-8 (File No. 333-61147) filed on August 11, 1998.